ARTICLES OF MERGER
                                       OF
                        INTERNATIONAL GAMING RESOTS INC.
                            (A COLORADO CORPORATION)

                                      INTO

                        INTERNATIONAL GAMING RESORTS INC.
                            (A DELAWARE CORPORATION)



1.       International  Gaming  Resorts  Inc.   a  Colorado  Corporation   ( the
         "Disappearing   Corporation,   shall   be   merged   with   and   into
         International Gaming resorts. a Delaware Corporation (the "Surviving Corporation"), pursuant to the terms of the attached Plan of Merger adopted by each of the corporations. The Disappearing Corporation and the Surviving Corporation are collectively referred to as the "Constituent Corporations."

2.       The address of the principle office of the foreign corporation is:

         205 Worth Avenue, Suite 201
         Worth Avenue Building
         Palm Beach, Fl 33480

3.       The name and address of the registered agent in Colorado is:

         National Registered Agents, Inc.
         1535 Grant Street, Suite 140
         Denver, Co 80203

4. The attached Plan of Merger was duly adopted and approved by the unanimous Consent of the board of directors of each of the Constituent Corporations on August 8, 2000. Shareholder approval was not required. A copy of the executed Plan of Merger is on file at the registered office of the Surviving Corporation. The Articles of Incorporation of the Surviving Corporation shall be its Articles of Incorporation.

5. The merger shall become effective on the day that Articles of Merger and/or a Certificate of Merger are filled in the state of incorporation for each of the Constituent Corporations, but no later than 90 days after the date on which these Articles of Merger are filled.


     The Articles of Merger have been executed on behalf of the Constituent Corporations by their authorized officers as of August 8, 2000.
                                               International Gaming Resorts Inc.
                                               (A Colorado Corporation)


                                               By:/s/ J. Paul Hines

                                               Name:  J. Paul Hines

                                               Title: President



                                               International Gaming Resorts Inc.
                                               (A Delaware Corporation)

                                               By:/s/ J. Paul Hines

                                               Name:  J. Paul Hines

                                               Title: President